Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1993-1

KEY PERFORMANCE FACTORS
November, 1997

Scheduled Maturity                                      9/15/98


Coupon                                                  6.0500%


Excess Protection Level
   3 Month Average  6.57%
     November, 1997  6.81%
     October, 1997  7.42%
     September, 1997  5.46%



Cash Yield                                              20.15%


Investor Charge Offs                                    5.68%


Base Rate                                               7.65%


Over 35 Day Delinquency                                 5.38%


Seller's Interest                                       23.84%


Total Payment Rate                                      10.25%


Total Principal Balance                                $5,886,371,554.47


Investor Participation Amount                          $625,000,000.00


Seller Participation Amount                            $1,403,038,221.22